Fair value measurement	6 Months Ended
Sep. 30, 2025
Fair Value Measurement [Abstract]
Fair value measurement
10. Fair value measurement

Assets and liabilities measured at fair value
Included in the statement of financial position are certain financial assets and liabilities which are measured at fair value. The following table categorises these assets and liabilities by the valuation methodology applied in determining their fair value using the fair value hierarchy described on page 237 of the Annual Report and Accounts for the year ended 31 March 2025.

	30 September 2025				31 March 2025
	Level 1 £m	Level 2 £m	Level 3 £m	Total £m	Level 1 £m	Level 2 £m	Level 3 £m	Total £m
Assets
Investments held at fair value through profit and loss	2,635	—	406	3,041	5,156	—	407	5,563
Investments held at fair value through other comprehensive income[1]	—	382	—	382	—	384	—	384
Financing derivatives	—	822	29	851	—	344	31	375
Commodity contract derivatives	—	73	52	125	—	102	5	107
	2,635	1,277	487	4,399	5,156	830	443	6,429
Liabilities
Financing derivatives	—	(755)	(90)	(845)	—	(1,043)	(95)	(1,138)
Commodity contract derivatives	—	(56)	(12)	(68)	—	(39)	(25)	(64)
	—	(811)	(102)	(913)	—	(1,082)	(120)	(1,202)
Total	2,635	466	385	3,486	5,156	(252)	323	5,227
1.Investments held include instruments which meet the criteria of IFRS 9 or IAS 19.

The estimated fair value of total borrowings, excluding lease liabilities, using market values at 30 September 2025 is £42,201 million (31 March 2025: £43,137 million).
Our Level 1 financial investments and liabilities held at fair value are valued using quoted prices from liquid markets and primarily comprise investments in short-term money market funds.
Our Level 2 financial investments held at fair value primarily include bonds with a tenor greater than one year and are valued using quoted prices for similar instruments in active markets, or quoted prices for identical or similar instruments in inactive markets. Alternatively, they are valued using models where all significant inputs are based directly or indirectly on observable market data.
Our Level 2 financing derivatives include cross-currency, interest rate and foreign exchange derivatives. We value these derivatives by discounting all future cash flows by externally sourced market yield curves at the reporting date, taking into account the credit quality of both parties. These derivatives can be priced using liquidly traded interest rate curves and foreign exchange rates, and therefore we classify our vanilla trades as Level 2 under the IFRS 13 framework.
Our Level 2 US commodity contract derivatives include over-the-counter gas and power swaps as well as forward physical gas deals. We value our contracts based on market data obtained from the New York Mercantile Exchange (NYMEX) and the Intercontinental Exchange (ICE), where monthly prices are available. We discount based on externally sourced market yield curves at the reporting date, taking into account the credit quality of both parties and liquidity in the market. Our commodity contracts can be priced using liquidly traded swaps. Therefore, we classify our vanilla trades as Level 2 under the IFRS 13 framework.
Our Level 3 financing derivatives include inflation-linked swaps, where the market is illiquid. In valuing these instruments we use in-house valuation models and obtain external valuations to support each reported fair value.
Our Level 3 UK commodity contract derivatives consist of UK electricity capacity swaps.
Our Level 3 US commodity contract derivatives primarily consist of our forward purchases of electricity and gas that we value using proprietary models. Derivatives are classified as Level 3 where significant inputs into the valuation technique are neither directly nor indirectly observable (including our own data, which are adjusted, if necessary, to reflect the assumptions market participants would use in the circumstances).
10. Fair value measurement continued

Our Level 3 investments include equity instruments accounted for at fair value through profit and loss. These equity holdings are part of our corporate venture capital portfolio held by National Grid Partners and comprise a series of relatively small, early-stage non-controlling minority interest unquoted investments where prices or valuation inputs are unobservable. Out of 38 equity investments, 11 are fair valued based on the latest transaction price (a price within the last 12 months), either being the price we paid for the investments, marked to a latest round of funding and adjusted for our preferential rights or based on an internal model. In addition, we have 25 investments without a transaction in the last 12 months that underwent an internal valuation process using the Black-Scholes Murton Option Pricing Model (OPM Backsolve). Between 12 and 18 months a blend between OPM Backsolve and other techniques are utilised such as proxy group revenue multiples, discounted cash flow, comparable company analysis and probability weighted expected return approach in order to triangulate a valuation. After 18 months the valuation is based on these alternative methods as the last fundraising price is no longer a reliable basis for valuation.
Our Level 3 investments also include our investment in Sunrun Neptune 2016 LLC, which is accounted for at fair value through profit and loss. The investment is fair valued by discounting expected cash flows using a weighted average cost of capital specific to Sunrun Neptune 2016 LLC.
The impacts on a post-tax basis of reasonably possible changes in significant assumptions used in valuing assets and liabilities classified within Level 3 of the fair value hierarchy are as follows:

	Financing derivatives		Commodity contract derivatives		Other
Six months ended 30 September	2025	2024	2025	2024	2025	2024
	£m	£m	£m	£m	£m	£m
10% increase in commodity prices	—	—	3	2	—	—
10% decrease in commodity prices	—	—	(2)	(2)	—	—
+10% market area price change	—	—	1	11	—	—
-10% market area price change	—	—	(2)	(10)	—	—
+20 basis point increase in Limited Price Index (LPI) market curve	(32)	(40)	—	—	—	—
-20 basis point decrease in LPI market curve	30	38	—	—	—	—
+20 basis point increase between Retail Price Index (RPI) and Consumer Price Index (CPI)	29	36	—	—	—	—
-20 basis point decrease between RPI and CPI	(27)	(33)	—	—	—	—
+100 basis points change in discount rate	—	—	—	—	(6)	(6)
-100 basis points change in discount rate	—	—	—	—	7	7
+10% change in venture capital price	—	—	—	—	26	26
-10% change in venture capital price	—	—	—	—	(26)	(26)
The impacts disclosed above were considered on a contract by contract basis with the most significant unobservable inputs identified. A reasonably possible change in assumptions for other Level 3 assets and liabilities would not result in a material change in fair values.
10. Fair value measurement continued

The changes in fair value of our level 3 financial assets and liabilities in the six months to 30 September are presented below:

	Financing derivatives		Commodity contract derivatives		Other[1]		Total
	2025	2024	2025	2024	2025	2024	2025	2024
	£m	£m	£m	£m	£m	£m	£m	£m
At 1 April	(64)	(64)	(20)	(13)	407	483	323	406
Net gains/(losses) through the consolidated income statement for the period[2,3]	3	12	72	(19)	(9)	(54)	66	(61)
Purchases	—	—	—	—	9	19	9	19
Settlements	—	—	(12)	4	(1)	(42)	(13)	(38)
Reclassification/transfers out of level 3[4]	—	—	—	10	—	—	—	10
At 30 September	(61)	(52)	40	(18)	406	406	385	336
1.Other comprises our investments in Sunrun Neptune 2016 LLC and the investments made by National Grid Partners, which are accounted for at fair value through profit and loss. Net gains and loss are recognised within revenue in the consolidated income statement.
2.Gains of £3 million (2024: gains of £12 million) are attributable to derivative financial instruments held at the end of the reporting period and have been recognised in finance costs in the consolidated income statement.
3.Gains of £72 million (2024: losses of £19 million) are attributable to the commodity contract derivative financial instruments held at the end of the reporting period and have been recognised in other operating costs in the consolidated income statement.
4.£10 million of US Commodity contract derivatives were reclassified out of Level 3 to Level 2 in the prior period due to improved observability of the fair value of these instruments.

The Group also has a number of financial instruments which are not measured at fair value in the balance sheet. The carrying value of current financial assets at amortised cost approximates their fair values, primarily due to short-dated maturities.